UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500 Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

As previously disclosed, on October 5, 2017, Camber Energy, Inc. (the “Company”, “we” and “us”) and an institutional investor (the “Investor”), entered into a Stock Purchase Agreement, amended on March 2, 2018 (as amended, the “October 2017 Purchase Agreement”) pursuant to which the Company agreed to sell, pursuant to the terms thereof, 1,684 shares of our Series C Redeemable Convertible Preferred Stock (the “Series C Preferred Stock”) for $16 million (a 5% original issue discount to the face value of such shares), subject to certain conditions set forth therein.

On October 5, 2017, in connection with the entry into the October 2017 Purchase Agreement, the Investor purchased 212 shares of Series C Preferred Stock for $2 million (the “Initial Closing”).

On November 21, 2017, pursuant to the terms of the October 2017 Purchase Agreement, we sold the Investor an additional 106 shares of Series C Preferred Stock for $1 million (the “Second Closing”).

On December 27, 2017, pursuant to the terms of the October 2017 Purchase Agreement, we sold the Investor an additional 105 shares of Series C Preferred Stock for $1 million (the “Third Closing”).

On January 31, 2018, pursuant to the terms of the October 2017 Purchase Agreement, we sold the Investor an additional 105 shares of Series C Preferred Stock for $1 million (the “Fourth Closing”).

On February 22, 2018, pursuant to the terms of the October 2017 Purchase Agreement, we sold the Investor an additional 105 shares of Series C Preferred Stock for $1 million (the “Fifth Closing”).

On March 9, 2018, the Company sold the Investor an additional 105 shares of Series C Preferred Stock for $1 million (the “Sixth Closing”).

On April 10, 2018, the Company sold the Investor an additional 105 shares of Series C Preferred Stock for $1 million (the “Seventh Closing”).

On May 22, 2018, the Company sold the Investor an additional 105 shares of Series C Preferred Stock for $1 million (the “Eighth Closing”).

On July 9, 2018, the Company sold the Investor an additional 210 shares of Series C Preferred Stock for $2 million (the “Ninth Closing”).

On September 27, 2018, the Company sold the Investor an additional 525 shares of Series C Preferred Stock for $5 million (the “Tenth Closing”).

The Sixth Closing, Seventh Closing, Eighth Closing, and Ninth Closing occurred notwithstanding the terms of the October 2017 Purchase Agreement which required the sixth closing to be for a total of $5 million (the “$5 Million Closing”), as the parties mutually agreed to the sales of only $1 million of Series C Preferred Stock to be sold pursuant to the $5 Million Closing, at the Sixth Closing, Seventh Closing and Eighth Closing, and for $2 million of Series C Preferred Stock to be sold at the Ninth Closing.

With the Tenth Closing, the full amount of Series C Preferred Stock agreed to be sold to the Investor pursuant to the October 2017 Purchase Agreement has been sold and no further funding is contemplated from, nor Series C Preferred Stock shares due to, the Investor.

The Company plans to use the proceeds from the sale of the Series C Preferred Stock for working capital, workovers on existing wells, and potential acquisitions.

The terms of the October 2017 Purchase Agreement, the rights and preferences of the Series C Preferred Stock (which Series C Preferred Stock sold pursuant to the October 2017 Purchase Agreement currently has a dividend rate of 34.95% per year) and related items are described in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 5, 2017.

The terms of the October 2017 Purchase Agreement and the Series C Preferred Stock are subject to, and qualified in their entirety by, (a) the form of October 2017 Purchase Agreement, as amended, a copy of which is incorporated by reference hereto as Exhibit 10.1 and 10.2; and (b) the Certificate of Designation of Series C Preferred Stock, as amended (the “Designation”) incorporated by reference as Exhibits 3.1 and 3.2 hereto, which are incorporated in this Item 1.01 by reference in their entirety.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 in its entirety.

Item 3.02

Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the securities described herein have been determined to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Sections 3(a)(9) and 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering. The Investor has represented that it is an accredited investor, as that term is defined in Regulation D. The Investor also has represented that it is acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

As of the date of this Report, the Series C Preferred Stock sold at the Initial Closing, Second Closing, Third Closing, Fourth Closing, Fifth Closing, Sixth Closing, Seventh Closing, Eighth Closing, Ninth Closing and Tenth Closing, would convert into approximately 107,058,542 shares of our common stock if fully converted, which number includes 207,262 shares of common stock convertible upon conversion of each share of outstanding Series C Preferred Stock at a conversion price of $81.25 per share (based on the $10,000 face amount of the Series C Preferred Stock) and approximately 101,877,003 shares of common stock for premium shares due thereunder (based on the current dividend rate of 34.95% per annum – the failure of the Company to file its Form 10-K Annual Report for the year ended March 31, 2018, by the original stated due date thereof constituted a trigger event under the Designation, and resulted in an increase in the interest rate of the Series C Preferred Stock by 10% per annum, to 34.95%), and a conversion price of $0.4044 per share, which may be greater or less than the conversion price that currently applies to the conversion of the Series C Preferred Stock pursuant to the terms of the Designation, which number of premium shares may increase significantly from time to time as the trading price of our common stock decreases, upon the occurrence of any trigger event under the Designation of the Series C Preferred Stock and upon the occurrence of certain other events, as described in greater detail in the Designation of the Series C Preferred Stock.

The conversion of the Series C Preferred Stock into common stock of the Company will create substantial dilution to existing stockholders.

As of September 28, 2018, the Company had 73,850,733 shares of common stock issued and outstanding.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock as filed with the Secretary of State of Nevada on August 25, 2016 (Filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Commission on August 31, 2016, and incorporated herein by reference)(File No. 001-32508)
3.2	Amendment to Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock as filed with the Secretary of State of Nevada on July 25, 2018 (Filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Commission on July 27, 2018, and incorporated herein by reference)(File No. 001-32508)
10.1	Form of Stock Purchase Agreement relating to the purchase of $16 million in shares of Series C Redeemable Convertible Preferred Stock dated October 5, 2017 (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on October 5, 2017, and incorporated herein by reference)(File No. 001-32508)
10.2	Form of Amendment to Stock Purchase Agreement dated March 2, 2018 (Filed as Exhibit 10.2 to the Company’s Report on Form 8-K, filed with the Commission on March 5, 2018 and incorporated herein by reference) (File No. 001-32508)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: September 28, 2018

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock as filed with the Secretary of State of Nevada on August 25, 2016 (Filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Commission on August 31, 2016, and incorporated herein by reference)(File No. 001-32508)
3.2	Amendment to Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock as filed with the Secretary of State of Nevada on July 25, 2018 (Filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Commission on July 27, 2018, and incorporated herein by reference)(File No. 001-32508)
10.1	Form of Stock Purchase Agreement relating to the purchase of $16 million in shares of Series C Redeemable Convertible Preferred Stock dated October 5, 2017 (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on October 5, 2017, and incorporated herein by reference)(File No. 001-32508)
10.2	Form of Amendment to Stock Purchase Agreement dated March 2, 2018 (Filed as Exhibit 10.2 to the Company’s Report on Form 8-K, filed with the Commission on March 5, 2018 and incorporated herein by reference) (File No. 001-32508)